                                                                 Exhibit 18 (ii)

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                               POWER OF ATTORNEY
                               -----------------

We, the undersigned members of the Board of Managers of New England Variable Annuity Fund I, hereby severally constitute and appoint Michele H. Abate, Peter
H. Duffy, Anne M. Goggin, John F. Guthrie, Jr., Thomas M. Lenz, Robert P. Rodrigue and Marie C. Swift and each of them singly, our true and lawful attorneys, with full power to them and each of them to sign, for us, and in our names and in the capacities indicated below, any and all registration statements of New England Variable Annuity Fund I and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all such registration statements and amendments thereto.

     Witness our hands on the date set forth below.

                Signature                              Title                      Date
------------------------------------------  ----------------------------  ---------------------



   /s/ John J. Arena                                  Manager               November 8, 2000
------------------------------------------
  John J. Arena


  /s/Edward A. Benjamin                              Manager                November 8, 2000
------------------------------------------
  Edward A.  Benjamin


  /s/ John W. Flynn                                   Manager               November 8, 2000
------------------------------------------
  John W. Flynn


 /s/ Nancy Hawthorne                                  Manager               November 8, 2000
------------------------------------------
 Nancy Hawthorne


  /s/ John T. Ludes                                   Manager               November 8, 2000
------------------------------------------
  John T. Ludes


   /s/ Dale Rogers Marshall                           Manager               November 8, 2000
------------------------------------------
   Dale Rogers Marshall



                       (May be executed in counterparts.)

                      NEW ENGLAND VARIABLE ANNUITY FUND I
                               POWER OF ATTORNEY
                               -----------------

I, the undersigned Chairman of the Board of Managers of New England Variable Annuity Fund I, hereby severally constitute and appoint Michele H. Abate, Peter
H. Duffy, John F. Guthrie, Jr., Thomas M. Lenz, Robert P. Rodrigue and Marie C. Swift and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements of New England Variable Annuity Fund I and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.


     Witness my hand on the 14th of February, 2001.



                                       /s/ Anne M. Goggin
                                       ------------------
                                       Anne M. Goggin
                                       Chairman of the Board of Managers

                      NEW ENGLAND VARIABLE ANNUITY FUND I
                               POWER OF ATTORNEY
                               -----------------

I, the undersigned Member of the Board of Managers of New England Variable Annuity Fund I, hereby severally constitute and appoint Michele H. Abate, Peter
H. Duffy, Anne M. Goggin, John F. Guthrie, Jr., Thomas M. Lenz, Robert P. Rodrigue and Marie C. Swift and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements of New England Variable Annuity Fund I and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.


     Witness my hand on the 14th of February, 2001.



                                       /s/ Mary Ann Brown
                                       ------------------
                                       Mary Ann Brown
                                       Member of the Board of Managers